                                                                   EXHIBIT 10.95

                                   CREDIT NOTE

$3,870,000                                                       Cleveland, Ohio
                                                                January 12, 1999


         FOR VALUE RECEIVED, the undersigned jointly and severally promise to pay to the order of FINOVA CAPITAL CORPORATION ("Lender") on April 12, 1999 (the "Maturity Date") the principal amount of THREE MILLION EIGHT HUNDRED SEVENTY THOUSAND DOLLARS ($3,870,000) or such lesser amount as shall have been borrowed by the undersigned from Lender from time to time pursuant to the provisions of a certain Restated Loan And Security Agreement dated December 1, 1997 entered into by and between Toledo Pickling & Steel Sales, Inc., Lender, National Bank of Canada, in its capacity as agent thereunder (together with its successors and assigns, the "Agent") and each of the other Lenders (as therein defined) a party thereto (the "Loan Agreement"), as determined by the ledgers and records of Lender, as accurately maintained to reflect the borrowings and payments under the Loan Agreement, with interest on the unpaid principal balance from time to time outstanding at a rate per annum equal to three and one-quarter (3-1/4) percentage points above the "Base Rate" (as defined below) for commercial loans in effect from time to time. Prior to the Maturity Date, Interest shall be payable monthly commencing January 31, 1999, and continuing on the last day of each month thereafter until the entire principal amount has been repaid in full. Any increase or decrease in the interest rate resulting from a change in the Base Rate shall become effective on the date of such change. Interest shall be computed on a 360-day year basis based on the actual number of days elapsed.

         The term "Base Rate" as used herein shall mean the rate of interest announced publicly by the Agent from time to time as its prime rate or its corporate base rate for loans in the United States or such other designation which may replace such prime rate or corporate base rate, which rate may not be the lowest or best rate offered by such bank.

         Payment of the principal of, and interest on, this Credit Note (the "Note") shall be made in lawful money of the United States of America to Lender at 355 South Grand Avenue, Suite 2400, Los Angeles, California 90071 or at such other place as the holder has designated to the undersigned in writing.

         This Note is one of the "Credit Notes" referred to in the Loan Agreement and evidences the assumption by TPSS Acquisition Corporation of joint and several liability with Toledo Pickling & Steel Sales, Inc. ("Current Debtor") for the obligations of Current Debtor to Lender pursuant to an Assumption and Consent Agreement dated of even date herewith (the "Assumption Agreement"). This Note is secured by, among other things, the security interests and liens described in the Loan Agreement. Reference is hereby made to the Loan Agreement and the Assumption Agreement for a statement of the rights and obligations of Lender and the duties and obligations of the undersigned in relation thereto, but neither this reference to the Loan Agreement and the Assumption Agreement nor any provision thereof shall affect or impair the



                                    -1 of 3-
absolute and the unconditional joint and several obligation of the undersigned to pay the principal of, and interest on, this Note on the Maturity Date or otherwise when due and payable.

         This Note has been issued pursuant to the Loan Agreement, together with the other Credit Notes as evidence of the undersigned's joint and several liability for the obligations under that certain Demand Note dated May 4, 1989 in the original principal amount of Sixteen Million Dollars ($16,000,000) issued to Bank of New England, N.A., the predecessor-in-interest to the Agent, by Toledo Pickling & Steel Sales, Inc. (as amended to date, including amendments set forth in the Assumption Agreement, the "Original Note"). It is understood and acknowledged by the undersigned that this Note is not intended as a novation of the obligations under the Original Note but is merely evidence of the assumption by TPSS Acquisition Corporation of such obligations pursuant to the Assumption Agreement.

         Notwithstanding anything to the contrary in the Credit Documents (as defined in the Assumption Agreement) or the Assumption Agreement, the undersigned agree that in the event all of the Obligations owed to Lenders under the Credit Notes are not paid in full on or before the Maturity Date, the undersigned will be jointly and severally obligated to pay to Agent, for the benefit of the Lenders, a fee of $2,000 for each calendar day after the Maturity Date that any Obligations remain unpaid (the "Loan Continuation Fee") and, until paid, the entire amount of the Loan Continuation Fee shall be an additional Obligation under the Credit Documents secured by the Collateral.

         Upon the nonpayment or partial payment of any payment of principal and/or accrued interest due and owing under this Note, or any other obligation due and owing to Lender, all or any portion of the principal and interest due or to become due under this Note shall become at once due and payable at the option of the holder without notice, demand, presentment, or dishonor, which the undersigned hereby waive.

         The undersigned hereby irrevocably waive all right to trial by jury in any action, proceeding, or counterclaim arising out of or relating to this Note and agree to pay upon default the costs of collection including, without limitation, reasonable attorneys' fees.

         No delay or omission on the part of the holder in exercising any rights hereunder shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission, or waiver on any one occasion be deemed a bar to, or waiver of, the same or any other right on any future occasion. The undersigned and every endorser of this Note, regardless of the time, order, or place of signing, waive presentment, protest, and notice of every kind and assent to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges, or releases of collateral for this Note, and to additions or releases of any other parties or persons primarily or secondarily liable hereunder.

         Each of the undersigned authorizes any attorney-at-law to (a) appear before any court of record, state or Federal, in the county of the State of Ohio in which this Note was executed or in any other State of the United States of America after the unpaid principal of this Note becomes due, (b) waive the issuance and service of process, (c) admit the maturity of the Note, (d) enter an appearance and confess judgment against either or both of the undersigned in favor of Lender for the amount then appearing due, together with interest



                                    -2 of 3-
thereon and costs of suit (including reasonable attorney fees), and (e) thereupon to release all errors and waive all rights of appeal and stay of execution. No such judgment against the undersigned based upon one or more matured obligations shall be a bar to a subsequent judgment or judgments pursuant to this warrant of attorney against the undersigned based upon subsequently matured obligations of the undersigned. The foregoing warrant of attorney shall survive any judgment, it being understood that should any judgment be vacated for any reason, the foregoing warrant of attorney nevertheless may thereafter be used for obtaining an additional judgment or judgments.

         This Note is being executed and delivered in Cleveland, Ohio.

WARNING -- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


                                         TPSS ACQUISITION CORPORATION



                                         By:      /s/ Richard D. Bailey
                                             ----------------------------------
                                         Title:   President
                                                -------------------------------


WARNING -- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


                                         TOLEDO PICKING & STEEL SALES, INC.



                                         By:      /s/ William Ciralsky
                                             ----------------------------------
                                         Title:   President
                                                -------------------------------



                                    -3 of 3-